Impairments	6 Months Ended
Jun. 30, 2020
Impairment Of Assets [Abstract]
Impairments	Impairments

The impairment loss in the second quarter 2020 was mainly triggered by revision of Shell's mid- and long-term commodity price and refining margin outlook reflecting the expected effects of the COVID-19 pandemic and related macroeconomic as well as energy market demand and supply fundamentals.

Impairments losses of $16,842 million post-tax ($22,332 million pre-tax, of which $21,780 million recognised in depreciation, depletion and amortisation and $552 million recognised in share of profit of joint ventures and associates)
mainly related to Integrated Gas for $8,151 million post-tax ($11,191 million pre-tax), mainly relating to the QGC Integrated Gas asset and Prelude floating LNG both in Australia, to Upstream for $4,658 million post-tax ($6,281 million pre-tax) mainly related to two unconventional assets in North America, a project in Nigeria (OPL245), two offshore projects in Brazil, four offshore projects in Europe and an asset in the US Gulf of Mexico, to Oil Products for $4,027 million post-tax ($4,851 million pre-tax) mainly relating to three refineries in Europe and North America, and to Corporate for $5 million post-tax ($9 million pre-tax).

For impairment testing purposes, the respective carrying amounts of property, plant and equipment and intangible assets were compared with their value in use. Cash flow projections used in the determination of value in use were made using management’s forecasts of commodity prices, market supply and demand, potential costs associated with operational GHG emissions, product margins including forecast refining margins and expected production volumes. These cash flows were adjusted for the risks specific to the assets, and therefore these risks were not included in the determination of the discount rate applied. The nominal pre-tax rate applied in the second quarter 2020 was 6% (2019: 6%).

Oil and gas price assumptions applied for impairment testing in Integrated Gas and Upstream are reviewed and, where necessary, adjusted on a periodic basis. Reviews include comparison with available market data and forecasts that reflect developments in demand such as global economic growth, technology efficiency, policy measures. Factors impacting supply include consideration of investment and resource potential, cost of development of new supply, and behaviour of major resource holders. The near-term commodity price assumptions applied in impairment testing in the second quarter 2020 were as follows:

Commodity price assumptions [A]	2020	2021	2022	2023
Brent crude oil ($/b)	35	40	50	60
Henry Hub natural gas ($/MMBtu)	1.75	2.50	2.50	2.75
[A] Money of the day.

The long-term price assumptions applied were $60 per barrel (/b) for Brent crude oil and $3.00 per million British thermal units (/MMBtu) for Henry Hub natural gas, both at real term 2020.

Until 2019 management’s estimate of longer-term refining margins in Oil Products was based on the reversion to mean methodology, unless a fundamental shift in markets had been identified, over the life of the refineries. Under this approach, it is assumed that refining margins would revert to historical averages over time. As from second quarter 2020, a different price methodology has been applied, based on Shell management's understanding and interpretation of demand and supply fundamentals in the near term and taking into account various other factors such as industry rationalisation and energy transition in the long term. This resulted in a downward revision of average long-term refining margins by around 30% from previous assumptions applied.

Approximately 50% of the combined “Property, Plant and Equipment, Joint Ventures and Associates as well as Intangible Assets” carrying amount was tested for impairment in the second quarter 2020. The main sensitivity in the impairment test is the long term Brent price assumption. For sensitivity purposes, a decrease from 2024 of the long-term Brent price assumption to $55/b (real term 2020), would ceteris paribus result in some additional $6 - $7 billion pre-tax impairment at June 30, 2020.